SUPPLEMENT TO THE
FIDELITY INSTITUTIONAL MONEY MARKET FUNDS

May 24, 2003

STATEMENT OF ADDITIONAL INFORMATION

Domestic Portfolio has been renamed Prime Money Market Portfolio. All references to Domestic Portfolio throughout this statement of additional information should be replaced with Prime Money Market Portfolio.

The paragraph titled "Domestic Issuer" has been removed from the "Investment Policies and Limitations" section on page 10.

IMMB-03-02 July 1, 2003
1.480584.107